UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2016

Date of reporting period:	July 31, 2015

Item 1. Schedule of Investments:

Putnam Capital Spectrum Fund

The fund's portfolio
7/31/15 (Unaudited)

COMMON STOCKS (77.8%)(a)
			Shares	Value

Aerospace and defense (8.8%)

Bombardier, Inc. Class B (Canada)			5,207,400	$6,490,088

General Dynamics Corp.			2,467,695	367,958,001

Northrop Grumman Corp.			1,640,247	283,779,133

Raytheon Co.			1,968,700	214,765,483

				872,992,705
Airlines (4.2%)

American Airlines Group, Inc.			10,056,927	403,282,773

Spirit Airlines, Inc.(NON)			235,900	14,111,538

				417,394,311
Banking (2.7%)

Citigroup, Inc.			4,198,400	245,438,464

Metro Bank PLC (acquired 1/15/14, cost $18,283,280) (Private) (United Kingdom)(F)(RES)(NON)			858,926	20,237,505

				265,675,969
Biotechnology (1.1%)

Aegerion Pharmaceuticals, Inc.(NON)(S)			879,700	16,828,661

ARIAD Pharmaceuticals, Inc.(NON)			4,305,245	35,130,799

United Therapeutics Corp.(NON)			329,600	55,821,056

				107,780,516
Cable television (18.0%)

DISH Network Corp. Class A(NON)			27,550,578	1,780,042,842

				1,780,042,842
Chemicals (0.9%)

W.R. Grace & Co.(NON)			926,856	93,547,576

				93,547,576
Commercial and consumer services (7.4%)

Ctrip.com International, Ltd. ADR (China)(NON)(S)			496,400	35,532,312

Priceline Group, Inc. (The)(NON)			557,900	693,787,703

				729,320,015
Computers (1.0%)

Apple, Inc.			794,800	96,409,240

				96,409,240
Conglomerates (1.6%)

Siemens AG (Germany)			1,187,263	127,100,351

Tyco International PLC			665,600	25,286,144

				152,386,495
Consumer finance (0.4%)

Ocwen Financial Corp.(NON)			4,992,125	42,083,614

				42,083,614
Consumer services (0.4%)

Delivery Hero Holding GmbH (acquired 6/12/15, cost $33,218,730) (Private) (Germany)(F)(RES)(NON)			4,313	29,175,620

FabFurnish GmbH (acquired 8/2/13, cost $351) (Private) (Brazil)(F)(RES)(NON)			264	217

Global Fashion Holding SA (acquired 8/2/13, cost $17,399,601) (Private) (Brazil)(F)(RES)(NON)			410,732	10,514,058

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $351) (Private) (Brazil)(F)(RES)(NON)			264	217

New Middle East Other Assets GmbH (acquired 8/2/13, cost $136) (Private) (Brazil)(F)(RES)(NON)			102	84

				39,690,196
Electronics (4.8%)

Agilent Technologies, Inc.			5,084,100	208,193,895

L-3 Communications Holdings, Inc.			2,264,100	261,412,986

				469,606,881
Financial (1.0%)

Leucadia National Corp.			4,254,254	100,060,054

				100,060,054
Investment banking/Brokerage (0.3%)

Altisource Portfolio Solutions SA(AFF)(NON)(S)			961,300	31,396,058

				31,396,058
Lodging/Tourism (0.1%)

Melco Crown Entertainment, Ltd. ADR (Hong Kong)(S)			359,400	7,414,422

				7,414,422
Medical technology (0.1%)

STAAR Surgical Co.(NON)(S)			754,469	6,616,693

				6,616,693
Metals (1.6%)

Assa Abloy AB Class B (Sweden)			8,046,111	162,850,111

				162,850,111
Oil and gas (1.4%)

Cabot Oil & Gas Corp.			995,400	26,039,664

Gulfport Energy Corp.(NON)			3,324,371	108,906,394

Stone Energy Corp.(NON)			1,247,700	7,224,183

				142,170,241
Pharmaceuticals (11.6%)

Jazz Pharmaceuticals PLC(AFF)(NON)			4,695,334	902,631,008

Teva Pharmaceutical Industries, Ltd. ADR (Israel)			3,584,500	247,402,190

				1,150,033,198
Power producers (—%)

Mach Gen, LLC			51,616	1,858,176

				1,858,176
Real estate (0.9%)

Altisource Residential Corp.(AFF)(R)			5,234,657	86,162,454

				86,162,454
Retail (1.5%)

Amazon.com, Inc.(NON)			275,900	147,923,785

				147,923,785
Software (0.9%)

Microsoft Corp.			1,956,700	91,377,890

				91,377,890
Technology services (3.1%)

Global Eagle Entertainment, Inc.(AFF)(NON)(S)			4,297,040	53,369,237

Google, Inc. Class C(NON)			373,143	233,441,992

Pandora Media, Inc.(NON)(S)			1,142,500	20,016,600

				306,827,829
Telecommunications (4.0%)

EchoStar Corp. Class A(NON)			8,456,758	392,562,706

				392,562,706

Total common stocks (cost $6,566,868,848)				$7,694,183,977

CORPORATE BONDS AND NOTES (2.6%)(a)
			Principal amount	Value

Altice Financing SA 144A company guaranty sr. notes 6 5/8s, 2023 (Luxembourg)			$3,695,000	$3,805,850

Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)			15,250,000	15,250,000

American Tire Distributors, Inc. 144A sr. unsec. sub. notes 10 1/4s, 2022			5,130,000	5,348,025

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021			12,250,000	9,953,125

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019			8,000,000	7,720,000

Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRN 9s, perpetual maturity (Brazil)			5,000,000	4,275,000

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s, perpetual maturity			10,000,000	9,950,000

Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)			12,850,000	10,633,375

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021			15,934,000	16,491,690

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020			10,000,000	6,650,000

Concordia Healthcare Corp. 144A company guaranty sr. unsec. notes 7s, 2023 (Canada)			6,445,000	6,573,900

DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020			19,301,000	13,558,953

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2023			3,905,000	3,885,475

HC2 Holdings, Inc. 144A company guaranty sr. notes 11s, 2019			18,000,000	18,202,500

HRG Group, Inc. sr. unsec. unsub. notes 7 3/4s, 2022			15,000,000	14,850,000

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019(PIK)			7,100,000	7,100,000

iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019			10,835,000	10,415,144

JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s, 2020 (Netherlands)(PIK)			6,000,000	6,187,500

Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual maturity (United Kingdom)			3,703,000	3,860,378

Numericable Group SA 144A sr. bonds 6 1/4s, 2024 (France)			8,425,000	8,551,375

Numericable Group SA 144A sr. notes 6s, 2022 (France)			7,925,000	8,063,688

OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021			4,419,000	4,606,808

Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018			5,295,000	5,109,675

Scientific Games International, Inc. company guaranty sr. unsec. notes 10s, 2022			14,500,000	14,083,125

Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020			5,000,000	3,979,775

Societe Generale SA 144A jr. unsec. sub. FRB 7 7/8s, perpetual maturity (France)			3,000,000	3,045,000

Sprint Corp. company guaranty sr. unsec. notes 7 1/8s, 2024			23,545,000	21,543,675

Stone Energy Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2022			9,336,000	7,375,440

Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019(PIK)			4,992,000	4,555,200

Total corporate bonds and notes (cost $268,964,947)				$255,624,676

CONVERTIBLE PREFERRED STOCKS (2.4%)(a)
			Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.			32,961	$36,656,917

Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14, cost $31,800,000) (Virgin Islands)(RES)(NON)			31,800	18,638,775

American Tower Corp. $5.50 cv. pfd.(R)			220,143	22,193,166

Exelon Corp. $3.25 cv. pfd.			179,780	8,402,917

Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd. (United Kingdom)(NON)			70,000	9,493,400

Frontier Communications Corp. Ser. A, $11.25 cum. cv. pfd.(NON)			106,788	10,278,345

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.			318,880	22,704,256

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/8/15, cost $104,097,986) (Private)(F)(RES)(NON)			3,078,243	109,815,396

Total convertible preferred stocks (cost $238,083,657)				$238,183,172

SENIOR LOANS (0.7%)(a)(c)
			Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020			$14,955,576	$14,214,034

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 11s, 2017			4,737,077	4,172,010

iHeartCommunications, Inc. bank term loan FRN Ser. D, 6.937s, 2019			4,000,000	3,667,500

LightSquared LP bank term loan FRN 12s, 2020(PIK)			50,000,000	46,250,000

Total senior loans (cost $69,797,884)				$68,303,544

CONVERTIBLE BONDS AND NOTES (0.4%)(a)
			Principal amount	Value

Novatel Wireless, Inc. 144A cv. sr. unsec. unsub. notes 5 1/2s, 2020			$7,750,000	$7,037,969

ON Semiconductor Corp. 144A cv. company guaranty sr. unsec. unsub. notes 1s, 2020			15,048,000	14,530,725

Stone Energy Corp. cv. company guaranty sr. unsec. notes 1 3/4s, 2017			10,000,000	8,500,000

Whiting Petroleum Corp. 144A cv. company guaranty sr. unsec. unsub. notes 1 1/4s, 2020			10,900,000	9,435,313

Total convertible bonds and notes (cost $43,124,185)				$39,504,007

PREFERRED STOCKS (0.3%)(a)
			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			4,004	$4,065,687

LightSquared LP Ser. A, 9.75% pfd. (acquired 4/10/13, cost $27,890,558) (In default)(F)(RES)(NON)			25,253	27,600,032

Total preferred stocks (cost $31,754,498)				$31,665,719

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Global Eagle Entertainment, Inc.(AFF)	1/31/18	$11.50	859,187	$3,350,829

Total warrants (cost $1,168,800)				$3,350,829

SHORT-TERM INVESTMENTS (17.2%)(a)
			Principal amount/shares	Value

Federal Farm Credit Banks Funding Corporation unsec. discount notes 0.05%, August 24, 2015			$35,000,000	$34,998,882

Federal Farm Credit Banks Funding Corporation unsec. discount notes 0.05%, August 25, 2015			10,000,000	9,999,667

Federal Farm Credit Banks Funding Corporation unsec. discount notes 0.05%, August 26, 2015			20,000,000	19,999,305

Federal Home Loan Banks unsec. discount notes 0.04%, August 17, 2015			27,600,000	27,599,497

Federal Home Loan Banks unsec. discount notes 0.06%, August 12, 2015			36,000,000	35,999,340

Federal Home Loan Banks unsec. discount notes 0.06%, September 10, 2015			75,000,000	74,995,000

Federal Home Loan Banks unsec. discount notes 0.08%, August 19, 2015			91,825,000	91,821,162

Federal Home Loan Banks unsec. discount notes 0.09%, August 21, 2015(SEGSH)			101,200,000	101,195,073

Federal Home Loan Banks unsec. discount notes 0.09%, August 7, 2015			25,315,000	25,314,633

Federal Home Loan Banks unsec. discount notes 0.09%, October 16, 2015			39,235,000	39,230,174

Federal Home Loan Banks unsec. discount notes 0.09%, October 2, 2015			45,294,000	45,289,471

Federal Home Loan Banks unsec. discount notes 0.09%, October 7, 2015			58,100,000	58,093,725

Federal Home Loan Banks unsec. discount notes 0.09%, September 9, 2015			46,000,000	45,995,615

Federal Home Loan Banks unsec. discount notes 0.10%, October 23, 2015			50,000,000	49,993,250

Federal Home Loan Mortgage Corporation unsec. discount notes 0.04%, August 14, 2015			51,951,000	51,950,250

Federal Home Loan Mortgage Corporation unsec. discount notes 0.05%, August 6, 2015			50,000,000	49,999,653

Federal Home Loan Mortgage Corporation unsec. discount notes 0.05%, September 14, 2015			14,900,000	14,899,089

Federal Home Loan Mortgage Corporation unsec. discount notes 0.05%, September 9, 2015			42,076,000	42,073,598

Federal Home Loan Mortgage Corporation unsec. discount notes 0.06%, August 28, 2015			50,000,000	49,997,938

Federal Home Loan Mortgage Corporation unsec. discount notes 0.06%, October 5, 2015			69,700,000	69,692,682

Federal Home Loan Mortgage Corporation unsec. discount notes 0.07%, October 1, 2015			50,000,000	49,995,100

Federal Home Loan Mortgage Corporation unsec. discount notes 0.09%, October 2, 2015			3,000,000	2,999,700

Federal National Mortgage Association unsec. discount notes 0.05%, September 9, 2015			4,600,000	4,599,751

Federal National Mortgage Association unsec. discount notes 0.06%, October 1, 2015			6,234,000	6,233,389

Federal National Mortgage Association unsec. discount notes 0.06%, September 2, 2015			4,684,000	4,683,750

Putnam Cash Collateral Pool, LLC 0.25%(d)		Shares	61,810,825	61,810,825

Putnam Money Market Liquidity Fund 0.08%(AFF)		Shares	206,125,439	206,125,439

Putnam Short Term Investment Fund 0.11%(AFF)		Shares	319,289,454	319,289,454

SSgA Prime Money Market Fund Class N 0.06%(P)		Shares	9,907,000	9,907,000

U.S. Treasury Bills 0.03%, August 20, 2015			$50,000,000	49,999,195

U.S. Treasury Bills 0.03%, November 19, 2015(SEGSF)			15,000,000	14,996,850

U.S. Treasury Bills 0.04%, November 12, 2015(SEG)(SEGSF)(SEGSH)			29,602,000	29,595,784

Total short-term investments (cost $1,699,364,854)				$1,699,374,241

TOTAL INVESTMENTS

Total investments (cost $8,919,127,673)(b)				$10,030,190,165

FORWARD CURRENCY CONTRACTS at 7/31/15 (aggregate face value $769,548,226) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Japanese Yen	Buy	8/19/15	$171,302,304	$170,951,066	$351,238
	Japanese Yen	Sell	8/19/15	171,302,304	177,224,857	5,922,553
Citibank, N.A.
	Euro	Sell	9/16/15	61,730,558	60,902,831	(827,727)
Credit Suisse International
	Euro	Sell	9/16/15	1,000,736	1,000,062	(674)
	Japanese Yen	Buy	8/19/15	71,305,493	71,087,291	218,202
	Japanese Yen	Sell	8/19/15	71,305,493	73,711,824	2,406,331
	Swedish Krona	Sell	9/16/15	49,992,036	51,269,337	1,277,301
JPMorgan Chase Bank N.A.
	Euro	Sell	9/16/15	61,730,119	61,010,850	(719,269)
	Swedish Krona	Sell	9/16/15	49,992,048	51,113,036	1,120,988
State Street Bank and Trust Co.
	Swedish Krona	Sell	9/16/15	49,992,036	51,277,072	1,285,036

Total						$11,033,979

FUTURES CONTRACTS OUTSTANDING at 7/31/15 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 10 yr (Short)	29	$3,695,688	Sep-15	$(4,815)

Total				$(4,815)

SECURITIES SOLD SHORT at 7/31/15 (Unaudited)

COMMON STOCKS (1.8%)(a)	Shares	Value

Conglomerates (0.5%)
General Electric Co.	1,981,800	$51,724,980

		51,724,980
Electrical equipment (0.8%)
ABB, Ltd. (Switzerland)	1,573,523	31,949,223
Emerson Electric Co.	835,000	43,211,250

		75,160,473
Machinery (0.5%)
Caterpillar, Inc.	632,700	49,749,201

		49,749,201

Total securities sold short (proceeds receivable $195,084,192)		$176,634,654

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

		Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2015 through July 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $9,886,544,117.
(b)	The aggregate identified cost on a tax basis is $8,921,707,849, resulting in gross unrealized appreciation and depreciation of $1,533,570,336 and $425,088,020, respectively, or net unrealized appreciation of $1,108,482,316.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $215,981,904, or 2.2% of net assets.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$124,548,451	$200,578,292	$119,001,304	$37,979	$206,125,439
	Putnam Short Term Investment Fund *	324,513,275	83,426,665	88,650,486	62,612	319,289,454
	Altisource Portfolio Solutions SA †	—	—	—	—	31,396,058
	Altisource Residential Corp.	100,243,682	—	—	2,879,061	86,162,454
	Global Eagle Entertainment, Inc. #	54,873,201	—	—	—	53,369,237
	Global Eagle Entertainment, Inc. Warrants	4,038,179	—	—	—	3,350,829
	Jazz Pharmaceuticals PLC	813,031,211	25,719,019	—	—	902,631,008
	Totals	$1,421,247,999	$309,723,976	$207,651,790	$2,979,652	$1,602,324,479
	* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
	† Security was only in affiliation for a portion of the reporting period.
# In connection with the purchase of shares of this issuer by another fund managed by Putnam Management on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the “Other Putnam Investors”), entered into a Voting Rights Waiver Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer’s outstanding voting securities.

(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGSH)	This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
	Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(d)	Affiliated company. The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral.
	The fund received cash collateral of $61,810,825, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $56,749,596.
(F)	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $180,834,518 to cover certain derivative contracts, securities sold short and the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	Debt obligations are considered secured unless otherwise indicated.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown on debt obligations are the original maturity dates.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Futures contracts: The fund used futures contracts to manage exposure to market risk and to equitize cash.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $827,727 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $581,838 and may include amounts related to unsettled agreements.
	Short sales of securities: The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense.
	While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%-5% of the fair value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender.
	At the close of the reporting period, the value of the securities sold short amounted to $176,634,654 and the fund posted collateral of $88,307,382. Collateral may include amounts related to unsettled trades.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$93,547,576	$162,850,111	$—
Capital goods	872,992,705	—	—
Communication services	2,172,605,548	—	—
Conglomerates	25,286,144	127,100,351	—
Consumer cyclicals	884,658,222	—	—
Consumer staples	—	—	39,690,196
Energy	142,170,241	—	—
Financials	505,140,644	—	20,237,505
Health care	1,264,430,407	—	—
Technology	964,221,840	—	—
Transportation	417,394,311	—	—
Utilities and power	—	1,858,176	—
Total common stocks	7,342,447,638	291,808,638	59,927,701
Convertible bonds and notes	—	39,504,007	—
Convertible preferred stocks	22,704,256	105,663,520	109,815,396
Corporate bonds and notes	—	255,624,676	—
Preferred stocks	—	4,065,687	27,600,032
Senior loans	—	68,303,544	—
Warrants	3,350,829	—	—
Short-term investments	535,321,893	1,164,052,348	—

Totals by level	$7,903,824,616	$1,929,022,420	$197,343,129

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$11,033,979	$—
Futures contracts	(4,815)	—	—
Securities sold short	(144,685,431)	(31,949,223)	—

Totals by level	$(144,690,246)	$(20,915,244)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above) did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of April 30, 2015	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/(depreciation)#	Purchases	Sales	Net transfers in and/or out of Level 3	Balance as of July 31, 2015

Common stocks*:
Consumer staples	$9,581,241	$—	$—	$(3,109,775)	$33,218,730	$—	$—	$39,690,196
Financials	$18,722,004	—	—	1,515,501	—	—	—	$20,237,505
Total common stocks	$28,303,245	—	—	(1,594,274)	33,218,730	—	—	$59,927,701
Convertible preferred stocks	$92,303,634	—	—	17,511,762	—	—	—	$109,815,396
Preferred stocks	$27,600,032	—	—	—	—	—	—	$27,600,032

Totals:	$148,206,911	$—	$—	$15,917,488	$33,218,730	$—	$—	$197,343,129

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
# Includes $14,379,094 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs:
Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)

			Liquidity Discount	15%	Decrease
Private equity	$20,237,505	Comparable Multiples	Discount Rates (WACC)	12%	Decrease
			Deposit Growth	57%-85% (72.3%)	Increase
			Market Capitalization/deposits	25%	Increase
Private equity	$138,991,016	Market transaction price	Liquidity Discount	10%	Decrease
Private equity	$10,514,576	Comparable Multiples	EV/sales multiple	0.8x-2.5x (1.7x)	Increase
			Liquidity discount	25%	Decrease
(1) Expected directional change in fair value that would result from an increase in the unobservable input.

Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$12,581,649	$1,547,670
Equity contracts	3,350,829	—
Interest rate contracts	—	4,815

Total	$15,932,478	$1,552,485

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)		30
Forward currency contracts (contract amount)		$787,700,000
Warrants (number of warrants)		859,187

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	Total

	Assets:
	Futures contracts§	$—	$—	$—	$—	$—	$—	$—
	Forward currency contracts#	6,273,791	—	3,901,834	1,120,988	—	1,285,036	12,581,649

	Total Assets	$6,273,791	$—	$3,901,834	$1,120,988	$—	$1,285,036	$12,581,649

	Liabilities:
	Futures contracts§	$—	$—	$—	$—	$ 16,740	$—	$16,740
	Forward currency contracts#	—	827,727	674	719,269	—	—	1,547,670

	Total Liabilities	$—	$827,727	$674	$719,269	$16,740	$—	$1,564,410

	Total Financial and Derivative Net Assets	$6,273,791	$(827,727)	$3,901,160	$401,719	$(16,740)	$1,285,036	$11,017,239
	Total collateral received (pledged)##†	$6,207,000	$(499,863)	$3,700,000	$(81,975)	$—	$—
	Net amount	$66,791	$(327,864)	$201,160	$483,694	$(16,740)	$1,285,036

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: September 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: September 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: September 28, 2015